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                                                                    Exhibit 99.5

                            STOCK PURCHASE AGREEMENT


        STOCK PURCHASE AGREEMENT, dated as of September 30, 2002 (this "Agreement"), by and between Liberty Livewire Corporation, a Delaware corporation ("Issuer"), and Liberty Media Corporation, a Delaware corporation ("Buyer").

                                    RECITALS

        WHEREAS, pursuant to Supplement No. 3 to the First Amended and Restated Credit Agreement dated as of December 22, 2000, as supplemented and amended, by and between the Issuer and the Buyer and dated August 13, 2002, Buyer desires to make an equity investment in the Issuer (the "Equity Investment"); and

        WHEREAS, the Equity Investment will be made by purchasing 7,070,000 shares of Issuer's Class B Common Stock, par value of $0.01 per share (the "Shares") at a purchase price of $11,948,300 (the "Purchase Price") and Issuer desires to issue the Shares in exchange for the Purchase Price.

                                    AGREEMENT

        NOW, THEREFORE, for and in consideration of the mutual promises set forth herein, and upon the terms and subject to the conditions hereof, the parties hereto agree as follows:

        1. Purchase and Sale. Subject to the terms and conditions contained herein, Issuer hereby agrees to issue to Buyer, and Buyer hereby agrees to purchase, acquire, and accept from Issuer, the Shares in consideration of the payment to the Issuer of the Purchase Price.

        2. Closing. The closing of the transaction contemplated by this Agreement (the "Closing") will occur immediately upon the execution of this Agreement by both parties.

        3. Deliveries of Issuer at Closing. At the Closing, Issuer will deliver to Buyer a stock certificate in the name of Buyer representing the Shares.

        4. Deliveries of Buyer at Closing. At the Closing, Buyer will pay the Purchase Price to Issuer by wire transfer of immediately available funds.

        5. Representations and Warranties of Issuer. Issuer represents and warrants to Buyer that all of the Shares have been duly authorized and, when issued, will be validly issued, fully paid, and nonassessable, and immediately after the Closing, Buyer will have good title to the Shares, free and clear of all security interests, claims, liens, and encumbrances of any nature (other than restrictions on transfer arising under state or federal securities laws).

        6. Representations and Warranties of Buyer. Buyer represents and warrants to Issuer that the Shares are for its own account, for investment purposes, and not with a view to the distribution thereof. In addition, Buyer represents and warrants to Issuer that it is an "accredited investor" (as such term is defined in Rule 501 of Regulation D of the Securities Act of 1933) and it has such knowledge, sophistication, and experience in business and financial matters as to be capable of evaluating the merits and risks of the prospective investment and is able to bear the economic risk of such investment.

        7. Legend. Buyer acknowledges that the certificate for the Shares will contain the following restrictive legend:



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                "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED
                FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES OR "BLUE SKY" LAWS. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS WHICH, IF REQUESTED BY THE COMPANY, IS CONFIRMED IN A LEGAL OPINION SATISFACTORY TO THE COMPANY".

        8. Miscellaneous

                a. Governing Law. This Agreement will be construed in accordance with and governed by the laws of the State of Colorado, without regard to conflicts of laws.

                b. Assignments. Neither party hereto may assign its rights or delegate its obligations hereunder without the prior written consent of the other party hereto.

                c. Counterparts. This Agreement may be executed in several counterparts and as so executed will constitute one agreement binding on the parties hereto.

                d. Further Actions after the Closing. If, subsequent to the Closing Date, further documents are reasonably requested in order to carry out the provisions and purposes of this Agreement, the parties hereto will execute and deliver such further documents.

                e. Severability. In the event that any part or parts of this Agreement are held to be unenforceable to its or their full extent, then it is the intention of the parties hereto that such part or parts be enforced to the full extent permitted under the laws, and in any event, that all other parts of this Agreement remain valid and fully enforceable as if the unenforceable part or parts had never been a part hereof.

        IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date first written above.

                                            LIBERTY LIVEWIRE CORPORATION


                                            By:    /s/ William E. Niles
                                                   -----------------------------
                                            Name:  William E. Niles
                                                   -----------------------------
                                            Title: Executive Vice President
                                                   -----------------------------


                                            LIBERTY MEDIA CORPORATION


                                            By:    /s/ Elizabeth M. Markowski
                                                   -----------------------------
                                            Name:  Elizabeth M. Markowski
                                                   -----------------------------
                                            Title: Senior Vice President
                                                   -----------------------------